SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
Subsequent Events
SUBSEQUENT EVENTS

18. SUBSEQUENT EVENTS

On August 8, 2023, The Company granted certain directors, officers, employees and/or consultants of the Company and/or its subsidiaries an aggregate of 3,783,277 stock options of the Company pursuant to the stock option plan of the Company.

On August 16, the Company announced that it entered into a binding commitment letter with the Liquidator of BCL to acquire a 100% interest in two additional deposits, Phikwe South and the Southeast Extension, located adjacent to and immediately north of the Selebi North mine.

The upfront cost to the Company to acquire these additional mineral properties is USD 1,000,000. In addition, the Company has agreed to additional work commitments of USD 5,000,000 over the next four years. As a result of the extension of the Selebi mining license, the remaining asset purchase obligations of the Company outlined in the original Selebi APA will each increase by 10%, while the trigger events remain unchanged. The existing 2% NSR held by the Liquidator with respect to production from the Selebi mining license will also apply to production from these additional deposits, subject to the Company’s existing buy-back right for 50% of the NSR.